UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2009 deltathree, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28063	13-4006766
(Commission File Number)	(IRS Employer Identification No.)

419 Lafayette Street, New York, N.Y.	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 500-4850

___________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 10, 2009, deltathree, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with D4 Holdings, LLC (“D4 Holdings”, or the “Investor”), a Delaware limited liability company. Pursuant to the terms of the Purchase Agreement, the Company issued to the Investor 39,000,000 shares (the “Shares”) of Class A Common Stock, par value $0.001 per share of the Company (the “Common Stock”), representing approximately 54.3% of the total number of issued and outstanding shares of Common Stock, for an aggregate purchase price of $1,170,000, payable in cash.  In addition, the Company issued to the Investor a warrant (the “Warrant”), exercisable for ten years, to purchase up to an additional 30,000,000 shares of Common Stock at an exercise price of $0.04 per share.  The Company expects to use the proceeds from the sale of the Shares primarily for working capital purposes.  The transaction closed on February 12, 2009.

In connection with the closing of the transaction and pursuant to the terms of the Purchase Agreement, Noam Bardin resigned as a director and the board of directors appointed Robert Stevanovski and Anthony Cassara to serve on the board of directors.  In addition, the Company’s current Chairman of the Board, Lior Samuelson, resigned as Chairman and will remain on the board of directors, and Robert Stevanovski was appointed to serve as Chairman of the Board.  Under the terms of the Purchase Agreement, the Investor has the right to nominate for appointment by the board one additional director in addition to Messrs. Stevanovski and Cassara.

In connection with the transaction, the parties entered into an Investor Rights Agreement, pursuant to which the Company has agreed to file, upon the request of the Investor, a registration statement covering the resale of any shares of Common Stock held by the Investor (including the shares of Common Stock underlying the Warrant). Subject to the Company's ability to suspend the effectiveness of the registration statement for a limited period of time under certain circumstances, the Company is required to maintain the effectiveness of any such registration statement until the earlier of (i) the date on which all shares of Common Stock covered by the registration statement have been sold thereunder or (ii) the date on which all such shares of Common Stock can be sold without registration pursuant to Rule 144 or another similar exemption under the Securities Act of 1933, as amended.  Subject to certain limitations, the Investor will also be entitled to "piggy-back" registration rights on all future registrations by the Company and any registrations initiated by other stockholders of the Company.

D4 Holdings is a private investment fund whose ownership includes the owners of ACN, Inc. (“ACN”), a direct seller of telecommunications services.

The foregoing descriptions of the Purchase Agreement and the Investor Rights Agreement do not purport to be a complete summary and are qualified in its entirety by reference to the full text of such agreements, which are filed as exhibits to this Report.

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The Shares and the Warrant were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended.

Item 5.01	Changes in Control of the Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.  As a result of its purchase of the Shares, D4 Holdings owns 39,000,000 shares of Common Stock, representing approximately 54.3% of the issued and outstanding shares of Common Stock, and has the right to acquire up to an additional 30,000,000 shares of Common Stock upon exercise of the Warrant.  In addition, under the terms of the Purchase Agreement D4 Holdings will have appointed a majority of the members of the Company’s board of directors upon the appointment by the board of one additional nominee of the Investor in addition to Messrs. Stevanovski and Cassara.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with his resignation as Chairman, Mr. Samuelson and the Company terminated the Chairman Employment Agreement, between Mr. Samuelson and the Company, effective February 12, 2009.

Mr. Stevanovski is one of the co-founders of ACN and has served as Chairman of ACN since its founding in 1993.  Mr. Cassara currently serves as President of Cassara Management Group, Inc., a privately held business counseling practice focused on the telecommunications industry.  Prior to founding Cassara Management Group, Mr. Cassara was President of the Carrier Services division at Frontier Corporation and later at Global Crossing.  Messrs. Stevanovski and Cassara are principals of D4 Holdings.

Item 7.01	Regulation FD Disclosure.

On February 12, 2009, the Company issued a press release announcing the consummation of the transaction described in Item 1.01.  The press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                       Description
10.1                                    Securities Purchase Agreement, dated February 10, 2009, between the Company and D4 Holdings, LLC.
10.2                                    Investor Rights Agreement, dated February 12, 2009, between the Company and D4 Holdings, LLC.
10.3                                    Warrant, dated February 12, 2009, issued by the Company to D4 Holdings, LLC.
99.1                                    Press release issued by the Company dated February 12, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTATHREE, INC.

By:       /s/ Peter Friedman
Name:  Peter Friedman
Title:    General Counsel and Secretary

Dated: February 12, 2009

EXHIBIT INDEX

Exhibit No.                       Description
10.1                                    Securities Purchase Agreement, dated February 10, 2009, between the Company and D4 Holdings, LLC.
10.2                                    Investor Rights Agreement, dated February 12, 2009, between the Company and D4 Holdings, LLC.
10.3                                    Warrant, dated February 12, 2009, issued by the Company to D4 Holdings, LLC.
99.1                                    Press release issued by the Company dated February 12, 2009.